                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           _________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 18, 1994


                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                ------------------------------------------------
                     PASS-THROUGH CERTIFICATE TRUST 1993-1
                     -------------------------------------
             (Exact name of registrant as specified in its charter)



        MINNESOTA                 33-50236 AND 33-55158          APPLIED FOR
- --------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS employer
     of incorporation)                file numbers)          identification no.)


 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
 -------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                           -------------


                                 NOT APPLICABLE
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

       ITEM 5.  OTHER EVENTS.
                ------------

                Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Bank National Association (the "Trustee"), on January 18, 1994, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

       ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

               (c)  Exhibits.

                    The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                    Exhibit No.    Description
                    -----------    -----------

                       99.1        Monthly Report delivered to
                                   Certificateholders on January 18, 1994.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  January 18, 1994


                                 MANUFACTURED HOUSING CONTRACT
                                 SENIOR/SUBORDINATE PASS-THROUGH
                                 CERTIFICATE TRUST 1993-1

                                 By  GREEN TREE FINANCIAL CORPORATION
                                     as Servicer with respect to the Trust


                                 By: /s/Robley D. Evans
                                     ---------------------------------
                                     ROBLEY D. EVANS
                                     Vice President and Controller

                                  INDEX TO EXHIBITS

     EXHIBIT
     NUMBER                                                           PAGE
     ------                                                           ----

      99.1      Monthly Report delivered to Certificateholders          5
                on January 18, 1994.